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                                                                    Exhibit 10.5

                               INDEMNITY AGREEMENT

                                           INDEMNITY AGREEMENT, dated as of
                                      August 11, 2003 (the "Agreement"), among
                                      DYNEGY INC., an Illinois corporation,
                                      DYNEGY HOLDINGS INC., a Delaware
                                      corporation ("DHI," and together with
                                      Dynegy Inc., "Dynegy"), and CHEVRON
                                      U.S.A. INC., a Pennsylvania corporation
                                      ("Chevron").

     WHEREAS, Dynegy Inc. and Chevron have entered into the Series B Preferred Stock Exchange Agreement dated as of July 28, 2003 (the "Exchange Agreement");

     WHEREAS, in connection with the transactions contemplated by a proposed refinancing plan, (i) Dynegy Inc. is offering to sell convertible debentures to certain qualified institutional buyers, (ii) DHI, a wholly owned subsidiary of Dynegy, is offering to sell senior second-priority secured notes to certain qualified institutional buyers, and (iii) DHI is making a tender offer for certain senior notes previously issued by DHI; and

     WHEREAS, Dynegy and/or DHI have distributed (i) a preliminary confidential offering circular dated July 25, 2003 and a confidential offering circular dated August 1, 2003 relating to DHI's second-priority senior secured notes ($1.45 billion aggregate principal amount) (the "Notes Offering Memorandum"), (ii) a preliminary confidential offering circular dated July 25, 2003 and a confidential offering circular dated August 1, 2003 relating to Dynegy's convertible subordinated debentures ($175 million to $225 million aggregate principal amount) (the "Debenture Offering Memorandum"), and (iii) Offer to Purchase and Consent Solicitation Statement, dated July 14, 2003, and related ancillary documents to holders of its outstanding senior notes in connection with the tender offer (as such documents may be amended, modified or supplemented, the "Tender Documents");

     WHEREAS, as described in the Debenture Offering Memorandum, Dynegy will be entering into a registration rights agreement with respect to the securities to be offered pursuant to the Debenture Offering Memorandum (the "Registration Rights Agreement"); and

     WHEREAS, in furtherance of its obligations under the Registration Rights Agreement, Dynegy will file a registration statement covering resales of the debentures (and the common stock issuable upon conversion thereof) (as described in the Debenture Offering Memorandum) and, in connection with such registration statement filing ("Post-Offering 1934 Act Action"), Dynegy shall prepare certain prospectuses (preliminary, subject to completion and/or final), and supplements to prospectuses (collectively, the "Prospectuses," and together with the Notes Offering Memorandum, the Debenture Offering Memorandum, all information disclosed in connection with the Post-Offering 1934 Act Action, and all information deemed part of any Prospectus, the Notes Offering Memorandum, and the Debenture Offering Memorandum by incorporation by reference, collectively, the "Disclosure Material").

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     NOW, THEREFORE, in consideration of the premises and of the mutual consents and obligations hereinafter and elsewhere set forth, the parties hereto hereby agree as follows:

     Section 1. Definitions.

     (a) Capitalized terms used but not defined herein have the meanings ascribed to them in the Exchange Agreement, which is incorporated herein by reference.

     (b) As used herein, the following terms shall have the following respective meanings:

     "Agreement" shall have the meaning ascribed to it in the preamble to this Agreement.

     "Chevron" shall have the meaning ascribed to it in the preamble to this Agreement.

     "CUSA Registration Rights Agreements" shall mean the Amended and Restated Registration Rights Agreement, the Exchange and Registration Rights Agreement (Notes) and the Exchange and Registration Rights Agreement (Preferred Stock).

     "Damages" means any and all losses, claims, damages or liabilities (or any action in respect thereof).

     "Debenture Offering Memorandum" shall have the meaning ascribed to it in the recitals to this Agreement.

     "DHI" shall have the meaning ascribed to it in the preamble to this Agreement.

     "Disclosure Material" shall have the meaning ascribed to it in the recitals to this Agreement.

     "Dynegy" shall have the meaning ascribed to it in the preamble to this Agreement.

     "Exchange Agreement" shall have the meaning ascribed to it in the recitals to this Agreement.

     "Indemnified Parties" means (i) Chevron, (ii) its Affiliates and (iii) their respective officers and directors and each person, if any, who controls CUSA or any of its Affiliates within the meaning of the Securities Act.

     "Notes Offering Memorandum" shall have the meaning ascribed to it in the recitals to this Agreement.

     "Post-Offering 1934 Act Action" shall have the meaning ascribed to it in the recitals to this Agreement.

     "Prospectuses" shall have the meaning ascribed to it in the recitals to this Agreement.

     "Registration Rights Agreement" shall have the meaning ascribed to it in the recitals to this Agreement.

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     "Securities Act" shall mean the Securities Act of 1933, as amended.

     "Signatories" means Dynegy Inc., DHI and CUSA.

     "Tender Documents" shall have the meaning ascribed to it in the recitals to this Agreement.

     Section 2. Indemnification.

     (a) Subject to Section 2(b) below, from and after the date hereof, Dynegy shall indemnify, defend and hold harmless each of the Indemnified Parties from and against all Damages asserted against, relating to, or imposed upon or incurred by reason of, or resulting from, any untrue or alleged untrue statement of a material fact contained in the Disclosure Material or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, except insofar as the same may be caused by or contained in any information furnished in writing to Dynegy specifically for inclusion in the Disclosure Material by such Indemnified Party for use therein; provided, however, that (I) Dynegy shall not be liable in any such case to the extent that any such Damages arise out of or are based upon an untrue statement or alleged untrue statement or omission or alleged omission made in the preliminary or final Disclosure Material if the preliminary or final Disclosure Material or a supplement or amendment thereto completely corrected in a timely manner such untrue statement or omission; and (II) Dynegy shall not be liable in any such case to the extent that any such Damages arise out of or are based upon an untrue statement or alleged untrue statement or omission or alleged omission in the preliminary or final Disclosure Material, if such untrue statement or alleged untrue statement, omission or alleged omission is completely corrected in a timely manner in an amendment or supplement to the preliminary or final Disclosure Material.

     (b) Limitation on Indemnification. Notwithstanding anything to the contrary, in no event shall any Indemnified Party be entitled to indemnification by Dynegy if Damages for which such Indemnified Party seeks indemnification arise out of or are otherwise based upon acts or omissions by such Indemnified Party not in good faith or which involve gross negligence, intentional misconduct or illegal conduct, including, but not limited to, fraud; provided, however, the limitation expressed in this Section 2(b) shall not limit an Indemnified Party where the lack of good faith, gross negligence, intentional misconduct, illegal conduct or fraud is imputed to the Indemnified Party by virtue of its relationship to Dynegy or to any of Dynegy's Affiliates.

     (c) Conduct of Indemnification Proceedings. Any Indemnified Party entitled to indemnification hereunder will (i) give prompt (but in any event within thirty (30) days after such Indemnified Party has actual knowledge of the facts constituting the basis for indemnification) written notice to Dynegy of any claim with respect to which it seeks indemnification and (ii) permit Dynegy to assume the defense of such claim with counsel reasonably satisfactory to such Indemnified Party; provided, however, that any delay or failure to so notify Dynegy shall not relieve Dynegy of any and all of its obligations hereunder except to the extent Dynegy is materially prejudiced as a result thereof and in any event shall not relieve it from any liability which it may have otherwise than on account of this Agreement; provided further, however, that any Indemnified Party entitled to indemnification hereunder shall have the

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right to select and employ separate counsel and to participate in the defense of such claim, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party unless (a) Dynegy has agreed in writing to pay such fees or expenses, (b) Dynegy shall have failed to assume the defense of such claim within a reasonable time after receipt of notice of such claim from the Indemnified Party entitled to indemnification hereunder and employ counsel reasonably satisfactory to such Indemnified Party or (c) in the reasonable judgment of any such Indemnified Party, based upon advice of counsel, one or more legal defenses may be available to such Indemnified Party which are different from or additional to those available to Dynegy (and, furthermore, in the reasonable judgment of such counsel it is advisable for such Indemnified Party to employ separate counsel) (in which case, if the Indemnified Party notifies Dynegy in writing that such Indemnified Party elects to employ separate counsel at the expense of Dynegy, Dynegy shall not have the right to assume the defense of such claim on behalf of such Indemnified Party). The Indemnified
Party shall provide Dynegy with the access to its records and personnel relating to any claim with respect to which it seeks indemnification and shall otherwise reasonably cooperate with Dynegy in the defense or settlement thereof. If such defense is not assumed by Dynegy, Dynegy will not be subject to any liability for any settlement made without its consent (but such consent will not be unreasonably withheld). An Indemnified Party shall not be required to consent to any settlement involving the imposition of equitable remedies or involving the imposition of any material obligations on such Indemnified Party other than financial obligations for which such Indemnified Party will be indemnified hereunder. Neither Dynegy nor an Indemnified Party will be required to consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation. Whenever the Indemnified Party or Dynegy receives a firm offer to settle a claim for which indemnification is sought hereunder, it shall promptly notify the other of such offer. If Dynegy refuses to accept such offer within twenty (20) business days after receipt of such offer (or of notice thereof), such claim shall continue to be contested and, if such claim is within the scope of Dynegy's indemnity contained herein, the Indemnified Party shall be indemnified pursuant to the terms hereof. If Dynegy notifies the Indemnified Party in writing that Dynegy desires to accept such offer, but the Indemnified Party refuses to accept such offer within twenty (20) business days after receipt of such notice, the Indemnified Party may continue to contest such claim and, in such event, the total maximum liability of Dynegy to indemnify or otherwise reimburse the Indemnified Party hereunder with respect to such claim shall be limited to and shall not exceed the amount of such offer, plus reasonable out-of-pocket costs and expenses (including reasonable attorneys' fees and disbursements) to the date of notice that Dynegy desires to accept such offer, provided that this sentence shall not apply to any settlement of any claim involving the imposition of equitable remedies, to any settlement imposing any material obligations on such indemnified party other than financial obligations for which such Indemnified Party will be indemnified hereunder, or to any settlement which does not include as an unconditional term thereof the giving by the claimant or Plaintiff to such Indemnified Party of a release from all liability in respect of such claim or litigation.

     (d) Contribution. If for any reason the indemnification provided for in this Section 2 is determined to be unavailable to any Indemnified Party or insufficient to hold any Indemnified Party harmless as contemplated by this
Section 2, then Dynegy shall contribute to the amount paid or payable by such Indemnified Party as a result of such Damage in such proportion as is appropriate to reflect not only the relative benefits received by such Indemnified Party and

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Dynegy, but also the relative fault of such Indemnified Party and Dynegy, as well as any other relevant equitable considerations. No Indemnified Party guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution.

     (e) Exclusive Remedy. Each of Dynegy and the Indemnified Parties agree that the sole and exclusive remedy of each of Dynegy and the Indemnified Parties, with respect to any and all Damages asserted against, resulting to, or imposed upon or incurred by reason of, or resulting from, any untrue or alleged untrue statement of a material fact contained in the preliminary or final Disclosure Material or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, shall be limited to the indemnification provisions set forth in this Agreement; provided, however, that nothing in the foregoing limitation shall limit in any manner (i) the rights of any officer or director of CUSA or any of its Affiliates under the Dynegy Articles of Incorporation and Dynegy Bylaws by virtue of such officer or director also being a past or present director of Dynegy, and (ii) the rights that any Indemnified Party may have under the CUSA Registration Rights Agreements (it being agreed that rights arising under, or by virtue of, the CUSA Registration Rights Agreements shall, as to any untrue or alleged untrue statement or omission and to the extent of such rights, take precedence over this Agreement).

     (f) Reimbursement. Dynegy shall reimburse each Indemnified Party promptly after receipt of invoices from such Indemnified Party for any legal and other expenses as reasonably incurred by such Indemnified Party in connection with investigating, preparing to defend or defending against or appearing as a third party witness in connection with any Damage for which indemnification may be sought under this Section 2; reimbursement shall be made notwithstanding the possibility that payments for such expenses might later be held to be improper, in which case such payments shall be promptly refunded to Dynegy.

     Section 3. Miscellaneous Provisions.

     (a) Execution in Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same document.

     (b) Waivers. The Signatories may (i) extend the time for the performance of any of the obligations or other acts of the other party hereto, (ii) waive any inaccuracies in the representations and warranties of the other party contained herein or in any document delivered pursuant hereto and (iii) waive compliance with any of the agreements or conditions contained herein. Any agreement on the part of a Signatory to any such extension or waiver shall be valid only if set forth in a written instrument signed on behalf of such Signatory.

     (c) Amendment. This Agreement may be modified, supplemented or amended only by a written instrument executed by each Signatory.

     (d) Entire Agreement. This Agreement constitutes the entire agreement of the parties hereto with respect to its subject matter, and supersedes all prior agreements and understandings of the parties hereto, oral and written, with respect to its subject matter.

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     (e) Headings. The headings contained in this Agreement are for the sole purpose of convenience of reference, and shall not in any way limit or affect the meaning or interpretation of any of the terms or provisions of this Agreement.

     (f) Successors/Assigns. Except as set forth in this Agreement, no party hereto may transfer or assign, directly or indirectly, by operation of law or otherwise, any of its rights or obligations hereunder without the prior written consent of the other party hereto, and any purported transfer or assignment that does not comply with this subsection shall be null and void ab initio.

     (g) No Third-Party Beneficiaries. This Agreement shall not confer any rights or remedies upon any Person other than the parties hereto and their respective successors and permitted assigns and other Persons expressly named herein (it being understood that each of the Indemnified Parties is an intended third party beneficiary hereunder and shall be entitled to enforce this Agreement as if a party hereto).

     (h) Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York without regard to the conflicts of laws provisions thereof.

     (i) Nature of Obligations. The obligations and liabilities of Dynegy Inc. and DHI hereunder are joint and several.

     (j) Interpretation. In construing this Agreement, no consideration shall be given to the fact or presumption that either party hereto had a greater or lesser hand in drafting this Agreement.

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     IN WITNESS WHEREOF, the parties hereto have executed this Indemnity
Agreement on the date first above written.

                                         DYNEGY INC.


                                         By: /s/ Bruce A. Williamson
                                             -----------------------------------
                                             Name:  Bruce A. Williamson
                                             Title: President and CEO


                                         DYNEGY HOLDINGS INC.


                                         By: /s/ Bruce A. Williamson
                                             -----------------------------------
                                             Name:  Bruce A. Williamson
                                             Title: President and CEO


                                         CHEVRON U.S.A.  INC.


                                         By: /s/ Lydia Beebe
                                             -----------------------------------
                                             Name:  Lydia Beebe
                                             Title: Vice President and Secretary

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